UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACM Research, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT
2019 Annual Meeting June 6, 2019 11:00 a.m., Pacific time	Inside CEO’s letter to stockholders Information on two voting proposals:

Virtual-only meeting Webcast access at www.virtualshareholdermeeting.com/ACMR2019	Election of six directors
Ratification of appointment of independent auditor for 2019

42307 Osgood Rd, Suite I Fremont, California 94539
April 30, 2019

Dear Fellow Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of ACM Research, Inc. to be held on June 6, 2019, at 11:00 a.m., Pacific time. This year’s Annual Meeting will again be a “virtual meeting” conducted via live audio webcast. Each holder of Class A or Class B common stock as of 5 p.m. EDST on the record date of April 24, 2019, will be able to participate in the Annual Meeting by accessing a live webcast at virtualshareholdermeeting.com/ACMR2019 and entering the control number included on the stockholder’s proxy card. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.
During the Annual Meeting, stockholders will be asked to elect the entire board of directors and to ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent auditor for 2019. Each of these matters is important, and we urge you to vote in favor of the election of each of the director nominees and the ratification of the appointment of our independent auditor.
We are sending to each of our stockholders a copy of the Proxy Statement, a proxy card and the 2018 Annual Report by mail. It is important that you vote your shares of Class A and Class B common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your proxy card. We appreciate your prompt attention.
The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at ACM’s 2019 Annual Meeting.
Sincerely,
David H. Wang
Chief Executive Officer and President

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of ACM Research, Inc.:
The board of directors is soliciting proxies for use at the ACM Research, Inc. 2019 Annual Meeting. You are receiving the enclosed proxy statement because you were a holder of Class A or Class B common stock as of 5 p.m. EDST on the record date of April 24, 2019 and therefore are entitled to vote at the Annual Meeting. You may participate in the Annual Meeting, including casting votes and submitting questions, by accessing a live webcast at:
virtualshareholdermeeting.com/ACMR2019
and then using the 16-digit control number provided on the proxy card being delivered to the stockholder.
Online check-in to the Annual Meeting will begin at 10:45 a.m., Pacific time, and stockholders are encouraged to allow ample time to log in to the meeting webcast and test their computer audio system. There will be no physical location for the Annual Meeting. The Annual Meeting will be held to consider and vote upon:

Election of six directors

Ratification of appointment of independent auditor for 2019

In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to twenty votes, for each director position and other proposal.

We are mailing to stockholders, commencing on or about April 30, 2019, a copy of the Proxy Statement, a proxy card and the 2018 Annual Report to Stockholders by mail.

By Order of the Board,

Robert Arthur
Secretary	April 30, 2019

When June 6, 2019 11:00 a.m., Pacific time Where Webcast only Access at virtualshareholdermeeting.com/ACMR2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2019:
The Notice of 2019 Annual Meeting of Stockholders, the Proxy Statement, the 2018 Annual Report to Stockholders and instructions for voting via the Internet can be accessed at:
proxyvote.com

How to Vote in Advance Your vote is important. Please vote as soon as possible by one of the methods shown below. Your proxy card or voting instruction form should be readily available.
Via Internet (Any Web-Enabled Device)
Vote online at proxyvote.com

By Telephone (U.S. or Canada only)
Vote toll-free by calling +1.800.690.6903

By Mail (Pursuant to Printed Materials)
Vote by mailing a signed, completed proxy card in the pre-addressed envelope

42307 Osgood Rd, Suite I Fremont, California 94539
Proxy Statement dated April 30, 2019
2019 Annual Meeting of Stockholders
ACM Research, Inc., a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2019 Annual Meeting of Stockholders and any adjournments. ACM Research, Inc. is providing these materials to the holders of record of its Class A common stock, $0.0001 par value per share, and Class B common stock, $0.0001 par value per share, as of 5 p.m., Eastern time, on the record date of April 24, 2019 and is first mailing the materials on or about April 30, 2019.
The Annual Meeting is scheduled to be held exclusively by webcast as follows:

Date	June 6, 2019

Time	11:00 a.m., Pacific time

Meeting Webcast Address	virtualshareholdermeeting.com/ACMR2019
Your vote is important.
Please see the detailed information that follows in the Proxy Statement.

Contents
2019 Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “ACM,” “ACM Research” and to “we,” “us,” “our” and similar terms, refer to ACM Research, Inc.
Annual Meeting of Stockholders
Time and Date	11:00 a.m., Pacific time, on June 6, 2019.
Meeting Webcast Address	virtualshareholdermeeting.com/ACMR2019
Record Date	5 p.m., Eastern time, on April 24, 2019.
Voting
Stockholders will be entitled to one vote for each outstanding share of Class A common stock they hold of record as of the record date and twenty votes for each outstanding share of Class B common stock they hold of record as of the record date.

Total Votes Per Proposal	52,088,766 votes, based on 14,186,966 shares of Class A Common Stock and 1,895,090 shares of Class B Common Stock outstanding as of the record date.
Annual Meeting Agenda
Proposal	Board Recommendation
Election of directors	FOR each nominee
Ratification of appointment of independent auditor for 2019	FOR
How to Cast Your Vote
You can vote by any of the following methods:
Until 11:59 p.m., Eastern time, on June 5, 2019	At the Annual Meeting on June 6, 2019
• Internet: From any web-enabled device: proxyvote.com • Telephone: +1.800.690.6903 • Completed, signed and returned proxy card	• Internet: Joining the Annual Meeting at virtualshareholdermeeting.com/ACMR2019

Contents
Election of Directors
As the first proposal, we are asking stockholders to elect the following six director nominees, each of whom currently serves as a member of the board of directors. The following information pertains to each director nominee as of June 6, 2019.
		Director Since		Experience/	Independent		Committee
Name	Age		Occupation	Qualifications	Yes	No	Memberships	Other Boards
David H. Wang	57	1998	Founder, Chief Executive Officer and President of ACM Research	• Industry • Innovation • Leadership		✔
Haiping Dun	69	2003	Retired Senior Director of Intel Corporation President of Champion Microelectronic Corp.	• Industry • Global • Leadership	✔		• Audit • Compensation	• Champion Microelectronic Corp.
Chenming C. Hu	71	2017	Professor of Engineering and Computer Sciences, University of California, Berkeley	• Innovation • Industry • Education	✔		• Nominating and Governance	• Ambrella, Inc. • Inphi Corporation
Tracy Liu	54	2016	Founder of H&M Financial Consulting	• Finance • Leadership • Global	✔		• Audit • Compensation • Nominating and Governance
Yinan Xiang	44	2017	General Manager of Shanghai S&T Venture Capital (Group) Co. Ltd.	• Investor designee • Finance • Industry	✔		• Audit
Zhengfan Yang	38	2018	Director of Direct investment Division III, Sino IC Capital Co., Ltd.	• Investor designee • Industry • Finance	✔		• Nominating and Governance

Contents
Board Representation
Additional Board Governance Practices
Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Majority
	Resignation Policy	Yes
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Lead Director	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Number of Board Meetings Held in 2018	7
	Directors Attending Fewer than 75% of Board Meetings in 2018	None
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2018	9
	Members Attending Fewer than 75% of Committee Meetings in 2018	None
Director Status:	Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	Shares Pledged by Directors	None
Shareholder Rights:	Cumulative Voting	No
	Proxy Access Bylaw	Yes

Contents
Ratification of Appointment of Independent Auditor for 2019
We are asking stockholders to ratify the audit committee’s retention of BDO China Shu Lun Pan Certified Public Accountants LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the fiscal year ending December 31, 2019.
Participation in the Virtual Annual Meeting
The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets, laptop or desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the meeting.
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ACMR2019 and enter the 16-digit control number included on their proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting.
Stockholders can vote their shares and submit questions via the Internet during the Annual Meeting by accessing the annual meeting website at virtualshareholdermeeting.com/ACMR2019. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM Research in the order in which the questions are received. Questions relating to stockholder proposals or ACM Research may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2019 Rules of Conduct and Procedure, available at virtualshareholdermeeting.com/ACMR2019.
Online check-in to the Annual Meeting webcast will begin at 10:45 a.m., Pacific time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call 800-586-1548 (US) or 303-562-9288 (International).
We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at http://ir.acmrcsh.com/presentations until our 2020 annual meeting of stockholders.
This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge, the leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

Contents
Questions and Answers about the Annual Meeting
Q:	When and where will the Annual Meeting be held?
A:
This year the Annual Meeting of Stockholders of ACM Research, Inc., which we refer to as the Annual Meeting, will again be held exclusively by webcast at virtualshareholdermeeting.com/ACMR2019, beginning at 11:00 a.m., Pacific time, on June 6, 2019.

Q:	Who may join the Annual Meeting?
A:
The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ACMR2019 and enter the 16-digit control number included on their proxy card.

Online check-in to the Annual Meeting webcast will begin at 10:45 a.m., Pacific time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.
Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?
A:	We are furnishing you and other stockholders of record with the following proxy materials:
•
our 2018 Annual Report to Stockholders, which we refer to as the 2018 Annual Report and which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 (including our audited consolidated financial statements for 2018 and 2017);

•
this Proxy Statement for the 2019 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer and President to stockholders, and a Notice of 2019 Annual Meeting of Stockholders; and

•
a proxy card for the Annual Meeting, which includes a control number for use in submitting proxies and accessing the Annual Meeting webcast, and a pre-addressed envelope to be used to return the completed proxy card.

These materials were first mailed to stockholders on or about April 30, 2019.
Q:	Are the proxy materials available via the Internet?
A:
You can access and review the proxy materials for the Annual Meeting at 2019proxy.acmrcsh.com or proxyvote.com. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the proxy card mailed to you upon your request to obtain your 16-digit control number and other personal information needed to vote by proxy or virtually.

Q:	What is a proxy?
A:
The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the proxy holders, which means you will authorize the proxy holders to vote your shares at the Annual Meeting in the way you instruct. The proxy holders consist of David H. Wang and Tracy Liu. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Contents
Q:	What matters will the stockholders vote on at the Annual Meeting?
A:	Proposal	Election of the following six director nominees:
• David H. Wang	• Chenming C. Hu	• Yinan Xiang
• Haiping Dun	• Tracy Liu	• Zhengfan Yang
Proposal	Ratification of appointment of our independent auditor for 2019.
Q:	Who can vote at the Annual Meeting?
A:
Stockholders of record of Class A and Class B common stock at 5 p.m. EDST on April 24, 2019 the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 14,186,966 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 1,895,090 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. As a result, up to a total of 52,088,766 votes can be cast on each proposal.

Q:	What is a stockholder of record?
A:	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A.
Q:	What does it mean for a broker or other nominee to hold shares in “street name”?
A:
If you beneficially own shares held in an account with a broker, bank or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of the Nasdaq Global Market or NASDAQ, depend upon whether the proposal is considered a “routine” or a non-routine matter.

•
The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2019 (Proposal 2).

•
The organization generally may not vote on non-routine matters, including Proposal 1. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the two proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Contents
Q:	How do I vote my shares if I do not attend the Annual Meeting?
A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:	You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 5, 2019. You will be given the opportunity to confirm that your instructions have been recorded properly.
•	By Telephone:	You may vote by calling +1.800.690.6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 5, 2019. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been recorded properly.
•	By Mail:	If you obtain a proxy card by mail, you may vote by returning the completed and signed proxy card in a postage-paid return envelope that will be provided with the proxy card.
If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker or other nominee. In general, you may vote prior to the Annual Meeting as follows:
•	Via the Internet:	You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 5, 2019. You will be given the opportunity to confirm that your instructions have been recorded properly.
•	By Telephone:	You may vote by calling +1.800.454.8683 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 5, 2019. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.
For your information, voting via the Internet is the least expensive to ACM, followed by telephone voting, with voting by mail being the most expensive.
Q:	Can I vote at the Annual Meeting?
A:
If you are a stockholder of record, you may vote virtually at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	Can I ask questions at the Annual Meeting?
A:
You may submit questions via the Internet during the Annual Meeting by participating in the webcast at virtualshareholdermeeting.com/ACMR2019. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding ACM in the order in which the questions are received. Questions relating to the stockholder proposals or ACM may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2019 Rules of Conduct and Procedure, available at http://ir.acmrcsh.com/presentations.

Contents
Q:	Why is the Annual Meeting being conducted as a virtual meeting?
A:
The board considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board again chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers.

We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the meeting. We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge, the leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.
Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?
A:
An audio replay of the Annual Meeting will be posted and publicly available at http://ir.acmrcsh.com/presentations following the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2020. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?
A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:
•	voting via the Internet or telephone at a later time;
•	submitting a completed and signed proxy card with a later date; or
•	voting via the Internet at the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Contents
Q:	What happens if I do not give specific voting instructions?
A:
If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the board on both proposals presented in this Proxy Statement and as the proxy holders may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2019 (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on Proposal 1, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.”
Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?

A:
Online check-in to the Annual Meeting webcast will begin at 10:45 a.m., Pacific time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or at meeting time, you should call 800-586-1548 (US) or 303-562-9288 (International).

Q:	What if other matters are presented at the Annual Meeting?
A:
If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the two proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Contents
Vote Required for Election or Approval
Introduction
ACM’s only voting securities are the outstanding shares of Class A and Class B common stock, which we refer to collectively as common stock. As of the record date, which is 5 p.m. EDST on April 24 , 2019, there were outstanding 14,186,966 shares of Class A common stock, each of which will be entitled to one vote on each proposal, and 1,895,090 shares of Class B common stock, each of which will be entitled to twenty votes on each proposal. Based on the number of votes for each share of Class A and Class B common stock, up to a total of 52,088,766 votes can be cast on each proposal.
Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the votes attributable to outstanding shares of common stock present virtually or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.
Election of Directors
Each director will be elected by a majority of the votes cast with respect to that director, with the number of votes “for” a director exceeding the number of votes “against” the director. Votes to “abstain” will not be counted for the purpose of determining whether a director is elected. Similarly, broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.”
Under our Certificate of Incorporation, our Bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. Each of the nominees currently serves as one of our directors. If any of the nominees is not elected at the Annual Meeting, then the Bylaws provide that the director shall offer to resign from the board of directors. Pursuant to a Director Resignation Policy approved by the board in October 2017, the nominating and governance committee will make a recommendation to the board whether to accept or reject the resignation, or whether other action should be taken. The board will consider and act on the recommendation of the nominating and governance committee and will promptly, if required, publicly disclose its decision and the rationale behind it. The director who offers his or her resignation will not participate in the decision of the nominating and governance committee or the board. If the board accepts such resignation, then the board may fill the vacancy resulting from that resignation or may reduce the number of directors that constitutes the entire board so that no vacancy exists.
Ratification of Appointment of Independent Auditor for 2019
The ratification of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent auditor for the year ending December 31, 2019 must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present virtually or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Contents
Corporate Governance
Board of Directors Overview
Under our Bylaws and the Delaware General Corporation Law, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.
The board has adopted and operates under Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and Nasdaq. The Governance Guidelines are available on our website at http://ir.acmrcsh.com/static-files/3446be5b-f608-4932-86c9-d9eff14ca2ac Under the Governance Guidelines, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to participate in the Annual Meeting. Our last annual meeting was held on June 14, 2018. We did not hold a stockholder meeting in 2017.
The board generally expects to hold four regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we may call upon directors for advice between meetings. We encourage our directors to attend director education programs. The board held seven meetings in 2018. No director attended less than 75% of the total number of board meetings during the director’s term.
The Governance Guidelines provide that the board will meet in executive session at least twice a year without management in attendance. The Lead Director presides at each executive session.
The board maintains an audit committee, a compensation committee and a nominating and governance committee. The board has adopted charters for each of the committees, and those charters are to be reviewed annually by the committees and the board. Our website provides access to:
•	the audit committee charter at:
media.corporate-ir.net/media_files/IROL/25/254659/acm-ac-charter-final.pdf;
•	the compensation committee charter at:
media.corporate-ir.net/media_files/IROL/25/254659/acm-cc-charter-final.pdf; and
•	the nominating and governance committee charter at:
media.corporate-ir.net/media_files/IROL/25/254659/acm-ngc-charter-final.pdf.
The committees have the functions and responsibilities described in the sections below.
So long as the outstanding shares of Class B common stock represent a majority of the combined voting power of Class A and Class B common stock voting together, all directors will be elected for annual terms and we will not have a classified board. If outstanding shares of Class B common stock represent less than a majority of the combined voting power of common stock at any time, we thereafter will have a classified board consisting of three classes of approximately equal size, each serving staggered three-year terms. Our directors would be allocated by the then-current board among the three classes.
In November 2017, the board adopted Communications Policies pursuant to which our Chief Executive Officer, our Chief Financial Officer and their designees are the only individuals authorized to communicate on our behalf with the media, industry and trade organizations, market professionals and stockholders. The Communications Policies were designed to limit the persons whose statements trigger our public disclosure obligations under Regulation FD of the SEC. By limiting the number of spokespersons, the Communications Policies help ensure that all communications to members of the public are made by persons who are fully informed about both our company and the guidelines and risks applicable to external communications, and they reduce the risk of inconsistent statements to the public. We believe these precautions are particularly appropriate given our status as a newly public and our executives and directors relatively limited experience in speaking to the public on our behalf.

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Independence of Directors
The board of directors must consist of a majority of independent directors not only under the requirements of Nasdaq but also under the Governance Guidelines.
Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act, and compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 of the Securities Exchange Act. Under Nasdaq rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Securities Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee: (a) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (b) be an affiliated person of the listed company or any of its subsidiaries.
In order to be considered independent for purposes of Rule 10C-1 under the Securities Exchange Act, each member of the compensation committee must be a member of the board of the listed company and must otherwise be independent. In determining independence requirements for members of compensation committees, the national securities exchanges and national securities associations are to consider relevant factors, including: (a) the source of compensation of a member of the board of a listed company, including any consulting, advisory or other compensatory fee paid by the listed company to such member; and (b) whether a member of the board of a listed company is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.
The board annually reviews the independence of all non-employee directors. In April 2018 the board established categorical standards consistent with the corporate governance standards of Nasdaq to assist the board in making determinations of the independence of board members. A copy of our Standards for Director Independence is posted on our website at http://ir.acmrcsh.com/static-files/4211086b-a968-414e-888d-007c1906489d. These categorical standards require that, to be independent, a director may not have a material relationship with ACM. Even if a director meets all categorical standards for independence, the board reviews other relationships with ACM in order to conclude that each independent director has no material relationship with ACM either directly or indirectly.
Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, the board has determined that each of Haiping Dun, Tracy Liu, Yinan Xiang and Zhengfan Yang qualify as independent directors in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The board has also determined that Chenming Hu will qualify as an independent director in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act as of May 31, 2019. The independent members of the board will hold separate regularly scheduled executive session meetings at which only independent directors are present.
Director Nomination Rights
In connection with our sale and issuance of capital stock in 2017, we, and certain other stockholders, have entered into a voting agreement with Shanghai S&T Venture Capital (Group) Co. Ltd., or SSTVC, and a nomination and voting agreement with Xinxin (Hongkong) Capital Co., Limited, or XinXin.

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Pursuant to our voting agreement with SSTVC, SSTVC has the right to designate one individual for nomination to the board of directors. The rights and obligations of the parties under the voting agreement will be in effect as long as SSTVC continues to beneficially own all of the 1,666,170 shares of Class A common stock that have been issued to SSTVC. Yinan Xiang was initially designated by SSTVC and was appointed as a member of the board effective upon the completion of our initial public offering in November 2017. Ms. Xiang is the designee of SSTVC, and has been nominated by the board, for re-election at the Annual Meeting.
Pursuant to our nomination and voting agreement with Xinxin, Xinxin has the right to designate one individual for nomination to the board. In addition, holders who will have 53.8% of the voting power of Class A and Class B common stock, voting together, as of the record date of the Annual Meeting, including David H. Wang, our Chair of the Board, Chief Executive Officer and President, and Haiping Dun, our Lead Director, have agreed to vote their shares of common stock for the election of the nominee designated by Xinxin. The rights and obligations of the parties under the nomination and voting agreement with Xinxin will be in effect as long as Xinxin and its affiliates continue to hold at least 625,000 shares of Class A common stock that have been issued to Xinxin. Zhengfan Yang was initially designated by XinXin and was appointed as a member of the board in January 2018. Mr. Yang is the designee of Xinxin, and has been nominated by the board, for re-election at the Annual Meeting.
Code of Business Conduct
We have a Code of Business Conduct applicable to all directors, officers and employees of ACM Research and its subsidiaries. We have posted the Code of Business Conduct on our website at http://ir.acmrcsh.com/static-files/fdff1cd1-dfea-4a25-a8a6-ae2394fa5d53. We will post any amendments to the Code of Business Conduct on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct on our website. We have not granted any such waivers to date.
We have implemented whistleblower procedures, which establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated promptly to the audit committee of the board of directors.
Board Oversight of Risk
The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee of the board reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and governance committee of the board manages risks associated with the independence of the board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks.
Matters of significant strategic risk are considered by the board as a whole.

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Board Leadership Structure
The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We do not have a policy on whether the offices of Chair of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from among the independent directors or should be an employee. Our board has determined that it is in our best interests to have both a Chair of the Board and a Lead Director. Our board has appointed David H. Wang, our Chief Executive Officer and President, to serve as Chair of the Board and Haiping Dun, an independent director, to serve as Lead Director. Among other things, the Chair of the Board shall prepare agendas for, and preside over, meetings of the board and the Lead Director shall assist the Chair of the Board in preparing agendas and shall serve as the principal liaison between the Chair of the Board and the other directors. Our board believes that this is the appropriate leadership structure for us at this time and will allow the board to fulfill its role with appropriate independence.
The board has concluded that our current leadership structure is appropriate at this time. However, the board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Audit Committee
The principal responsibilities of the audit committee include:
•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting and our disclosure controls and procedures;
•	meeting independently with our registered public accounting firm and management;
•	furnishing the audit committee report required by SEC rules;
•	reviewing and reassessing the adequacy of our conflict of interest policy; and
•	overseeing our risk assessment and risk management policies.

Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.
The current members of the audit committee are Tracy Liu, who serves as chair, Haiping Dun and Yinan Xiang. All three members are standing for re-election at the Annual Meeting. The board has determined that each of the audit committee members is financially literate and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act. The board also determined that each of the current members of the audit committee is independent, as defined in the listing standards of Nasdaq, and is an “outside director” as that term is defined in Internal Revenue Code Section 162(m). The board has also determined that Ms. Liu is an audit committee financial expert in accordance with the standards of the SEC.

The audit committee held four meetings in 2018. No member attended less than 75% of the total number of audit committee meetings held while the member served on the audit committee.

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Nominating and Governance Committee
The principal responsibilities of the nominating and governance committee include:
•
identifying, evaluating, and making recommendations to the board of directors and our stockholders concerning nominees for election to the board, to each of the board’s committees and as committee chairs;

•	annually reviewing the performance and effectiveness of the board and developing and overseeing a performance evaluation process;
•	annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;
•	annually evaluating adequacy of our corporate governance structure, policies and procedures; and
•	providing reports to the board regarding the committee’s nominations for election to the board and its committees.
The current members of the nominating and governance committee are Chenming Hu, who serves as chair, Tracy Liu and Zhengfan Yang. All three members are standing for re-election at the Annual Meeting. The board has determined that each of Ms. Liu and Mr. Yang is independent, as defined in the listing standards of Nasdaq.
The board has determined that Dr. Hu is not independent under the requirements contemplated by the Securities Exchange Act or the listing standards of Nasdaq. See “Certain Relationships and Related-Person Transactions—Advisory Board Agreement.” In accordance with NASDAQ Listing Rule IM-5605-6 and our nominating and governance committee charter, Dr. Hu continued to serve on the nominating and governance committee despite his status as a non-independent director as the board determined that, due to exceptional and limited circumstances, Dr. Hu’s membership on the committee is required by the best interests of ACM and its stockholders. The board believes that relying on these provisions has not and will not materially adversely affect the ability of the nominating and governance committee to act independently, to perform its duties, and to fulfill its obligations to ACM and its stockholders. Additionally, the board has determined that Dr. Hu will qualify as independent, as defined in the listing standards of Nasdaq, as of May 31, 2019.
The nominating and governance committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms. The nominating and governance committee held four meetings in 2018. No member attended less than 75% of the total number of nominating and governance committee meetings held while the member served on the nominating and governance committee.
The nominating and governance committee will consider director nominees recommended by our stockholders in accordance with our Policy and Procedure for Stockholder Nominations to the Board adopted by the nominating and governance committee and approved by the board in April 2018, a copy of which is posted on our website at http://ir.acmrcsh.com/static-files/01b22d4f-d523-4d9e-a1ac-56030666adad. Recommendations should be submitted to our Corporate Secretary in writing at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, along with additional required information about the nominee and the stockholder making the recommendation. Information on qualifications for nominations to the board and procedures for stockholder nominations to the board is included below under “Proposal 1. Election of Directors—Director Qualifications” and “—Identifying and Evaluating Nominees for Directors.”
Compensation Committee
The principal responsibilities of the compensation committee include:
•	evaluating the performance of our Chief Executive Officer and determining the Chief Executive Officer’s salary and contingent compensation based on his or her performance and other relevant criteria;
•	identifying the corporate and individual objectives governing the Chief Executive Officer’s compensation;
•	approving the compensation of our other executive officers;

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•	making recommendations to the board with respect to director compensation;
•	reviewing and approving the terms of certain material agreements;
•	overseeing and administering our equity incentive plans and employee benefit plans;
•	preparing the annual compensation committee report required by SEC rules; and
•
conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to the board, and working with the board in evaluating potential successors to executive officer positions.

The current members of the compensation committee are Haiping Dun, who serves as chair, and Tracy Liu. Each of the compensation committee members is standing for re-election at the Annual Meeting. The board has determined that each of Dr. Dun and Ms. Liu is independent, as defined in the listing standards of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act and is an “outside director” as that term is defined in Internal Revenue Code Section 162(m).
The compensation committee held one meeting in 2018. Each then-serving member participated in the meeting of the compensation committee. The compensation committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.
Compensation Committee Interlocks and Insider Participation
During 2018 none of the members of the compensation committee was an officer or employee of our company or our subsidiaries and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

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Certain Relationships and Related-Person Transactions
In October 2017 the board of directors adopted a Conflict of Interest Policy applicable to all directors, officers and employees of our company and our subsidiaries. We have posted the Conflict of Interest Policy on our website at http://ir.acmrcsh.com/static-files/c9bb9bf0-847b-4f79-b747-bf7e5bb06994. We will post any amendments to the Conflict of Interest Policy on our website.
The Conflict of Interest Policy requires each director and executive officer, including their immediate family members, to provide written notice of any potential related-party transaction, defined by the policy to mirror the definition of Item 404 of Regulation S-K of the SEC (with the exception that the policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K) to the Chair of the Board (or to the Chief Executive Officer if such transaction involves the Chair of the Board, or to the Chief Financial Officer if such transaction involves the Chief Executive Officer), including all information that the Chair of the Board, the Chief Executive Officer or the Chief Financial Officer may request. Upon receiving all relevant information, the board may approve the transaction if it determines that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The board may also establish guidelines for ongoing management of a specific related-party transaction. The policy requires that continuing related-party transactions are reviewed on at least an annual basis. Additionally, the policy requires that all directors and executive officers complete a questionnaire in connection with each of our annual proxy statements, in which they are asked to disclose family relationships and other related-party transactions.
The following is a description of transactions since January 1, 2017 to which we have been a party, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers or beneficial owners of more than 5% of any series or class of our preferred or common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements. The transactions set forth below were approved by a majority of the board, including a majority of the independent and disinterested members of the board. We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee and a majority of the members of the board, including a majority of the independent and disinterested members of the board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Issuance and Exercise of Warrant
In December 2016 Shengxin (Shanghai) Management Consulting Limited Partnership, or SMC, paid 20,123,500 RMB (approximately $3.0 million as of the date of funding) to ACM Shanghai for potential investment pursuant to terms to be subsequently negotiated. SMC is a PRC limited partnership owned by Jian Wang and other employees of our subsidiary ACM Shanghai. Jian Wang, who is the general partner of SMC, is our Vice President, Research and Development and the brother of our Chief Executive Officer and President David H. Wang.
In March 2017 we issued to SMC a warrant exercisable to purchase 397,502 shares of Class A common stock at a price of $7.50 per share, for a total exercise price of approximately $3.0 million. The warrant was exercisable for cash or on a cashless basis, at the option of SMC, at any time on or before May 17, 2023 to acquire all, but not less than all, of the shares of Class A common stock subject to the warrant.
In March 2018 we entered into a warrant exercise agreement with ACM Shanghai and SMC pursuant to which SMC exercised the SMC warrant in full by issuance to us of a senior secured promissory note in the principal amount of approximately $3.0 million. We transferred the SMC note to ACM Shanghai, in exchange for an intercompany promissory note issued by ACM Shanghai to us in the principal amount of approximately $3.0 million. Each of the two notes bears interest at a rate of 3.01% per annum and matures on August 17, 2023. As security for its performance of its obligations under its note, SMC granted to ACM Shanghai a security interest in the 397,502 shares of Class A common stock issued to SMC upon its exercise of the warrant.

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Advisory Board Agreement
In May 2016 we entered into an Advisory Board Agreement with one of our directors, Chenming Hu, under which Dr. Hu agreed to serve as a member of our advisory board and to use commercially reasonable efforts to provide us with various advisory services for a term extending until May 2020. We agreed to pay to Dr. Hu consulting fees of $25,000 per calendar quarter during the terms of the agreement and we granted to Dr. Hu in May 2016 an option to purchase up to 83,333 shares of common stock at $3.00 per share, all of which have vested.
Director and Executive Compensation and Indemnification Agreements
Please see “Director Compensation” and “Executive Compensation” for a discussion regarding the compensation of our non-employee directors and our executive officers.
In April 2017 we entered enter into indemnification agreements with our directors and executive officers. Under these agreements, we agree to indemnify, to the fullest extent permitted by Delaware law (subject to certain limitations), each of our directors and executive officers against any and all expenses incurred by the director or officer in connection with proceedings because of his or her status as one of our directors or executive officers. In addition, these indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will pay for all expenses incurred by our directors and executive officers in connection with a legal proceeding arising out of their service to us.

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Director Compensation
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors reviews director compensation at least annually based on recommendations by the nominating and governance committee. The nominating and governance committee has the sole authority to engage a consulting firm to evaluate director compensation.
In October 2017 we adopted a policy with respect to the compensation payable to certain of our non-employee directors, which became effective upon the completion of our initial public offering on November 7, 2017. Under this policy, each qualifying non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards. Our qualifying non-employee directors receive the following annual cash retainers for their service:
DIRECTOR ANNUAL CASH RETAINERS
Position	Retainer
Lead Director	$20,000
Other Directors	15,000
Audit Committee Chair	4,000
Other Audit Committee Members	3,000
Compensation Committee Chair	4,000
Other Compensation Committee Members	3,000
Nominating and Governance Committee Chair	4,000
Other Nominating and Governance Committee Members	3,000
Equity awards for qualifying non-employee directors will consist of (a) an initial equity award with a value of $75,000, upon initial election to the board, subject to vesting and to continued service on the board, and (b) annual equity awards with a value of $35,000, subject to vesting and continued service on the board.
Directors may be reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings.
In October 2017 the board adopted a Director Compensation Policy. Under this policy, each director receives $75,000 in restricted stock units upon his or her initial election to the board. These restricted stock units are subject to vesting restrictions that are contingent upon continued board service. Additionally, on the date of each annual meeting of stockholders, each director who (a) is not a designee nominated to the board pursuant to existing agreements to which ACM is a party and (b) is continuing his or her board service following the date of the then‑current annual meeting of stockholders, shall receive $35,000 in restricted stock units, subject to vesting restrictions. Pursuant to the terms of the Director Compensation Policy, none of our directors were eligible to receive this annual equity compensation in 2018. Mr. Dun will be eligible beginning on the date of the Annual Meeting, Ms. Liu will be eligible beginning on the date of our 2020 annual meeting of stockholders and Dr. Hu will be eligible beginning on the date of our 2021 annual meeting of stockholders. Ms. Xiang and Mr. Yang do not qualify for eligibility to receive this annual equity compensation because they are designees nominated to the board pursuant to existing agreements to which ACM is a party, as described under “Corporate Governance—Director Nomination Rights.”

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The following table shows the total compensation for non-employee directors during 2018. David H. Wang, our sole executive officer who served as a member of the board during 2018, did not receive any additional compensation for such service as a director.
2018 DIRECTOR COMPENSATION TABLE
Director	Fees Earned or Paid in Cash($)	Option Awards($)	Total($)
Haiping Dun(1)	$27,000	—	$27,000
Chenming C. Hu(1)(2)	24,000	—	24,000
Tracy Liu(1)	7,000	—	22,000
Zhengfan Yang	3,000	—	18,000
Yinan Xiang	3,500	—	18,500
(1)	Chair of a board committee during 2018.
(2)
The board determined in 2018 that Dr. Hu is not independent under the requirements contemplated by Rule 10A-3 of the Securities Exchange Act or the listing standards of Nasdaq. See “Certain Relationships and Related-Person Transactions—Advisory Board Agreement.” However, Dr. Hu served as a member of the audit committee and the compensation committee until November 7, 2018, the first anniversary of the closing of our initial public offering, in accordance with the phase-in provisions of the Nasdaq listing standards and the Securities Exchange Act. The board believes that relying on these provisions did not materially adversely affect the ability of the audit committee to act independently, to perform its duties, and to fulfill its obligations to ACM and its stockholders. Dr. Hu served as a member of our nominating and governance committee. In accordance with NASDAQ Listing Rule IM-5605-6 and our Nominating and Governance Committee charter, Dr. Hu continued to serve on the nominating and governance committee despite his status as a non-independent director as the board determined that, due to exceptional and limited circumstances, Dr. Hu’s membership on the committee is required by the best interests of ACM and its stockholders. The board believes that relying on these provisions has not and will not materially adversely affect the ability of the nominating and governance committee to act independently, to perform its duties, and to fulfill its obligations to ACM and its stockholders. The board has also determined that Dr. Hu will qualify as independent, as defined in the listing standards of Nasdaq, as of May 31, 2019.

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Proposal — Election of Directors
At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the six persons named below, each of whom currently serves as a director.
Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the proxy holders.
Director Qualifications
The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of our Company. In April 2018 the nominating and governance committee adopted Qualifications for Nomination to the board, a copy of which is posted on our website at media.corporate-ir.net/media_files/IROL/25/254659/acm-bd-qualifications.pdf. The Qualifications for Nomination provide that, in selecting directors, the board should seek to achieve a mix of directors that enhances the diversity of background, skills and experience on the board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations. Each director is also expected to:
•	be of the highest ethical character and share the values of ACM as reflected in its Code of Conduct;
•	be highly accomplished in his or her field, with superior credentials and recognition;
•	have sound business judgment, be able to work effectively with others, have sufficient time to devote to our affairs, and be free from conflicts of interest; and
•	be independent of any particular constituency and able to represent all of our stockholders.
The board is to conduct a self-assessment process every year and to periodically review the diversity of skills and characteristics needed in the board’s oversight of our company, as well as the effectiveness of the mix of skills and experience. The board considers the skill areas represented on the board, those skill areas represented by any directors who are expected to retire or leave the board in the near future, and recommendations of directors regarding skills that could improve the ability of the board to carry out its responsibilities.
Identifying and Evaluating Nominees for Directors
When the board of directors or its nominating and governance committee has identified the need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and governance committee has previously identified, and, if necessary, hire a search firm. The nominating and governance committee will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. At least one member of the nominating and governance committee (preferably the chair) and the Chair of the Board and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those interviews, the nominating and governance committee will make its recommendation on the candidate to the board.
Our Bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The Bylaws require that timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary.

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Information Concerning Nominees for Election as Directors
The information appearing in the following table sets forth, for each nominee for election as a director, as of June 6, 2019:
•	The nominee’s professional experience for at least the past five years.
•	The year in which the nominee first became one of our directors.
•	Each committee of the board of directors on which the nominee currently serves.
•	The nominee’s age as of the record date for the Annual Meeting.
•	The relevant skills the nominee possesses that qualify him or her for nomination to the board.
•	Directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.
Zhengfan Yang and Yinan Xiang have been nominated in accordance with voting agreements with two of our stockholders. See “Corporate Governance—Director Nomination Rights.”
DAVID H. WANG Age: 57 ACM Board Service • Tenure: 21 years (1998)

HAIPING DUN Age: 69 ACM Board Service • Tenure: 16 years (2003) • Committees: ○ Audit ○ Compensation (Chair) INDEPENDENT

Professional Experience
•	Founder, Chief Executive Officer, President and one of our directors since 1998.
•	Inventor of stress-free Cu polishing technology.
•	Holds more than 100 patents in semiconductor equipment and process technology.

Professional Experience
•	Served as one of our directors since 2003.
•	President of Champion Microelectronic Corp., a public company in Taiwan, since 2016.
•	Former Senior Director of Intel Corporation, a company where he was employed since 1983.
•	Chief Financial Officer of Kun-Lun Development from 1994 to 2000.

Education
•	Received a Ph.D. and Master of Engineering in Precision Engineering from Osaka University and a Bachelor of Science in Precision Instruments from Tsinghua University.
Education
•
Received a Ph.D. in material science and engineering from Stanford University, a Master of Science in physics from the University of Washington and a Bachelor of Science in physics from National Taiwan University.

Relevant Skills
•	Industry
•	Innovation
•	Leadership
Relevant Skills
•	Industry
•	Global
•	Leadership

Other Public Board Service
•	N/A
Other Public Board Service
•	Champion Microelectronic Corp. 2004-present

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CHENMING C. HU Age: 71 ACM Board Service • Tenure: 3 years (2017) • Nominating and Governance Committee (Chair) INDEPENDENT
TRACY LIU Age: 54 ACM Board Service • Tenure: 4 years (2016) • Committees: ○ Audit (Chair) ○ Compensation ○ Nominating and Governance INDEPENDENT

Professional Experience
•	Served as one of our directors since January 2017.
•	Served as a member of our board of advisors since May 2016.
•	Professor in electrical engineering and computer sciences at the University of California, Berkeley since 1976.
•	Taiwan Semiconductor Manufacturing Company Distinguished Chair Professor Emeritus and Professor of the Graduate School at the University of California, Berkeley since 2010.
•	Developed FinFet in 1999.
•	Served as the Chief Technology Officer of Taiwan Semiconductor Manufacturing Company Ltd. from 2001 to 2007.
•	Member of the U.S. National Academy of Engineering and the Chinese Academy of Sciences, and Taiwan’s Academia Sinica.
•	Received a Master of Science degree and Ph.D. from the University of California, Berkeley and a Bachelor of Science degree from National Taiwan University, all in electrical engineering.
Professional Experience
•	Served as one of our directors since September 2016.
•	Managing Partner of H&M CPAs, LLP since January 2017.
•	Founder and owner of H&M Financial Consulting from 2006 to 2016, where she provided international accounting and tax solutions to high-technology companies.
•	Received a Bachelor of Science from Nankai University and a Master of Accounting and Tax from Golden Gate University.
•	Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Relevant Skills
•	Innovation
•	Industry
•	Education
Relevant Skills
•	Finance
•	Leadership
•	Global

Other Public Board Service
•	Ambarella, Inc. 2010-present
•	Inphi Corporation 2011-present
Other Public Board Service
•	N/A

Contents
YINAN XIANG Age: 44 ACM Board Service • Tenure: 18 months (2017) • Audit Committee INDEPENDENT
ZHENGFAN YANG Age: 38 ACM Board Service • Tenure: 16 months (2018) • Nominating and Governance Committee INDEPENDENT

Professional Experience
•	Served as one of our directors since November 2017.
•	Deputy General Manager of Shanghai S&T Venture Capital (Group) Co. Ltd., or SSTVC, since October 2016
•	Manager of the Project Investment Department of SSTVC from September 2014 to September 2016.
•	Manager of Invest Department II of Shanghai Science and Technology Venture Capital Co., Ltd. from 2012 to August 2014.
•	Received a Bachelor of Science degree from Shanghai University of Finance and Economics.
Professional Experience
•	Served as one of our directors since January 2018.
•	Director of Direct Investment Division III of Sino IC Capital Co., Ltd. since February 2017.
•	Associate Director of Direct Investment Division I at Sino IC Capital Co. Ltd from 2014 to 2017.
•	Vice President of CDB Urban Development Fund from November 2011 to December 2014.
•	Principal Staff Member at People’s Bank of China from 2007 to 2011.
•	Engineer from December 2004 to July 2007 at Nutech Company, Ltd.
•	Received a Master of Science degree from the University of Bristol and a Bachelor of Science degree from Zhejiang University.

Relevant Skills
•	Industry
•	Finance
Relevant Skills
•	Finance
•	Industry

Other Public Board Service
•	N/A
Other Public Board Service
•	N/A

The board of directors recommends a vote
FOR
each of the six nominees for election as directors.

Contents
Beneficial Ownership of Common Stock
The following table sets forth the number of outstanding shares of Class A and Class B common stock beneficially owned and the percentage of each class beneficially owned, as of the record date of April 24, 2019, by:
•	each person known to us to be the beneficial owner of more than five percent of the then-outstanding Class A common stock (on an as-converted basis) or the then-outstanding Class B common stock;
•	each director and named executive officer; and
•	all of our directors and executive officers as a group.
The number of shares of Class A and Class B common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 23, 2019 (sixty days after April 24, 2019) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.
Unless otherwise indicated, the address of all individuals listed above is c/o ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539.
	Class A		Class B		% of Total Voting
Beneficial Owner	Shares	%	Shares	%	Power(1)

5% Stockholders
Shanghai Science and Technology Venture Capital Co., Ltd.(2)	1,666,170	11.7	—	—	3.2
Pudong Science and Technology (Cayman) Co., Ltd.(3)	1,119,576	7.9	—	—	2.2
Xinxin (Hongkong) Capital Co., Limited (4)	833,334	5.9	—	—	1.6
Zhangjiang AJ Company Limited(5)	787,098	5.6	—	—	1.5

Named Executive Officers and Directors
David H. Wang(6)	1,893,106	12.1	1,422,270	75.1	55.5
Yinan Xiang(7)	1,666,170	11.7	—	—	3.2
Haiping Dun(8)	417,164	2.9	100,000	5.3	4.4
Zhengfan Yang(9)	833,334	5.9	—	—	1.6
Sotheara Cheav(10)	34,029	*	—	—	*
Jian Wang (11)	531,899	3.4	50,001	2.6	2.9
Chenming Hu(12)	34,861	*	—	—	*
Tracy Liu(13)	4,483	*	—	—	*
All executive officers and directors as a group (9 persons)(14)	5,418,370	34.3	1,572,271	83.0	67.7
*	Less than 1%.
(1)
Percentage of total voting power represents voting power with respect to all shares of Class A and Class B common stock, voting as a single class. Holders are entitled to one vote per share of Class A common stock and twenty votes per share of Class B common stock.

(2)
Weiguo Shen is the Chairman and General Manager of Shanghai Science and Technology Venture Co., Ltd., or SSTVC, and may be deemed to beneficially own the shares held by SSTVC. The address of SSTVC and Mr. Shen is Floor 39, #669 Xin Zha Road, Jing An District, Shanghai, PRC.

(3)
Pudong Science and Technology (Cayman) Co., Ltd., or PST, is a wholly owned subsidiary of Shanghai Pudong High-Tech Investment Co., Ltd. Long Ji is the Corporate Representative of Pudong High-Tech Investment Co., Ltd. and may be deemed to beneficially own the shares held by PST. The address of PST, its parent and Mr. Ji is No. 439, 13 Building, Chunxiao Road, Zhangjiang Hi-tech Park, Pudong District, Shanghai.

(4)
Xinxin (Hongkong) Capital Co., Limited is a wholly owned subsidiary of Xunxin (Shanghai) Capital Co., Ltd., which is a wholly owned subsidiary of China IC Industry Investment Fund. Sino IC Capital Co., Limited is the management company of China IC Industry Investment Fund and Kai Ren is the Vice President of Sino IC Capital Co., Limited and may be deemed to beneficially own the shares held by Xinxin (Hongkong) Capital Co., Limited. The address of Xinxin (Hongkong) Capital Co., Limited, Xunxin (Shanghai) Capital Co., Limited, Sino IC Capital Co., Limited, China IC Industry Investment Fund and Kai Ren is 3rd Floor North, No. 7 Financial Street, Xicheng District, Beijing 100033.

[Footnotes continued on next page.]

Contents
(5)
Zhangjiang AJ Company Limited is a wholly owned subsidiary of Shanghai Zhangjiang Science & Technology Venture Capital Co., Ltd. Weiwei Chen is the Chairman, General Manager and Corporate Representative of Shanghai Zhangjiang Science & Technology Venture Capital Co., Ltd. and may be deemed to beneficially own the shares held by Zhangjiang AJ Company Limited. The address of Zhangjiang AJ Company Limited and its parent and Ms. Chen is 1387 Zhangdong Road, Building 16, Room C305, Zhangjiang Hi-tech Park, Shanghai, PRC.

(6)
Includes (a) 206,667 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for the Wang-Chen Family Living Trust; (b) 60,000 shares of Class A common stock held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; (c) 1,422,270 shares of Class A common stock issuable upon conversion of Class B common stock, of which shares of Class B common stock a total of 117,334 are held by Dr. Wang’s son, Brian Wang, 117,334 are held by Dr. Wang’s daughter, Sophia Wang, 33,334 are held by Dr. Wang’s spouse, Jing Chen, and 7,334 are held by Dr. Wang and Jing Chen, as Trustees for The David Hui Wang and Jing Chen Family Irrevocable Trust for Wang Children; and (d) 22,223 shares of Class A common stock issuable upon the exercise of options exercisable by June 23, 2019.

(7)
Consists of shares owned by Shanghai Science and Technology Venture Co., Ltd., or SSTVC (see note (2) above). As described under “Corporate Governance—Director Nomination Rights,” SSTVC has exercised a contractual right by designating Ms. Xiang for nomination to the board and the board has elected Ms. Xiang to the board. Ms. Xiang disclaims beneficial ownership of the shares owned by SSTVC except to the extent of her pecuniary interest therein.

(8)	Includes 3,473 shares of Class A common stock issuable under options exercisable by June 23, 2019.
(9)
Consists of shares owned by Xinxin (Hongkong) Capital Co., Limited (see note (4) above). As described under “Corporate Governance—Director Nomination Rights,” Xinxin (Hongkong) Capital Co., Limited has exercised a contractual right by designating Mr. Yang for nomination to the board and the board has elected Mr. Yang to the board. Mr. Yang disclaims beneficial ownership of the shares owned by Xinxin (Hongkong) Capital Co., Limited except to the extent of his pecuniary interest therein.

(10)	Includes 695 shares of Class A common stock issuable under options exercisable by June 23, 2019.
(11)
Includes 397,502 shares of Class A common stock held by Shengxin (Shanghai) Management Consulting Limited Partnership, or SMC, as described under “Certain Relationships and Related-Person Transactions—Warrant Issuance and Exercise.” Jian Wang is the general partner of SMC and may be deemed to beneficially own the shares of Class A common stock held by SMC. Jian Wang is our Vice President, Research and Development and the brother of David H. Wang, our Chair of the Board, Chief Executive Officer and President.

(12)	Includes 4,861 shares of Class A common stock issuable under options exercisable by June 23, 2019.
(13)	Includes 2,083 shares of Class A common stock issuable under options exercisable by June 23, 2019.
(14)	Includes shares held jointly, indirectly and/or in trust. See notes (6) through (13).
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act requires our executive officers and directors and any persons owning ten percent or more of our Class A common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish us with copies of the reports.
Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2018, except that:
•
Sotheara Cheav, Vice President, Manufacturing of ACM (Shanghai) Research, Inc., filed (a) a report 55 days late with respect to his June 2018 conversion of 25,667 shares of Class B common stock into 25,667 shares of Class A common stock and (b) a report 81 days late with respect to his August 2018 receipt of an option to acquire 40,000 shares of Class A common stock; and

•
Jian Wang, our Vice President, Research and Development, filed (a) a report 118 days late with respect to SMC’s exercise of its warrant (as described in “Certain Relationships and Related-Person Transactions—Issuance and Exercise of Warrant”), of which Mr. Wang was deemed to be a beneficial owner, to acquire 397,502 shares of Class A common stock and (b) a report 81 days late with respect to his August 2018 receipt of an option to acquire 40,000 shares of Class A common stock.

Contents
Executive Officers
The following table sets forth, as of April 24, 2019, the names of our executive officers, their ages, their positions and business experience, and the year of their first election as officers. Each executive officer serves at the discretion of the board of directors and holds office until his successor is duly elected and qualified or until his earlier resignation or removal.
Name	Age	Positions and Business Experience	Year First Elected Officer
David H. Wang	57	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors.”	1998
Sotheara Cheav	67	Vice President, Manufacturing of ACM Research (Shanghai), Inc. (January 2015-present); Director of Manufacturing of ACM Research (Shanghai), Inc. (2011-December 2014); received a Bachelor of Science degree in science and technology from the University of Cambodia and an Associate of Science degree in electronics from Bay Valley Technical Institute.	2015
Fuping Chen	37	Vice President, Sales—China of ACM Research (Shanghai), Inc. (January 2018-present); Senior Technical Director of ACM Research, Inc. (2010-2017); Assistant Wet Process Manager of SK Hynix Inc. (2006-2010); received a Bachelor of Science degree from Nanjing University of Technology of Material Science and Engineering and a Master of Science degree from Zhejiang University of Material Science and Engineering.	2018
Jian Wang	54	Vice President, Research and Development (January 2015-present); Director of Research and Development of ACM Research (Shanghai), Inc. (2011-January 2015), focusing on the research and development of stress-free polishing and electro-chemical-copper-planarization technologies; received a Master of Science degree in computer science from Northwestern Polytechnic University, a Master of Science degree in marine engineering from Kobe University and a Bachelor of Science degree in mechanical engineering from Southeast University.	2015
David Wang and Jian Wang are brothers.

Contents
Executive Compensation
Summary Compensation Table
The following table provides information concerning the compensation paid for 2018 and 2017 to our “named executive officers,” who consist of our Chief Executive Officer and President and our other two next most highly compensated executive officers during 2018.
Name and Principal Position	Year	Salary($)(1)	Bonus($)(1)	Option Awards($)(2)	All Other Compensation ($)(1)(3)	Total($)
David H. Wang	2018	$189,373	$139,824	—	$12,985	$236,877
Chief Executive Officer and President	2017	174,656	—	—	14,066	188,722
Sotheara Cheav	2018	139,824	16,296	$257,032	13,895	427,047
Vice President, Manufacturing, ACM Research (Shanghai), Inc.	2017	123,345	—	—	14,563	137,908
Jian Wang	2018	140,059	16,296	257,032	16,647	430,034
Vice President, Research and Development	2017	122,008	—	—	18,318	140,326
(1)
Except as otherwise indicated, compensation amounts were paid in RMB and have been converted to U.S. dollars for purposes of the table. The RMB per U.S. dollar exchange rate used for such conversion reflects the average exchange rate during 2018 and 2017, as appropriate.

(2)
The amounts shown represent the aggregate grant date fair value of stock awards granted in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The amounts do not necessarily correspond to the actual amounts that will be earned by the named executive officers. For assumptions made in valuing these awards and related information, see note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(3)	The amounts shown are attributable to the following:
Name and Principal Position	Year	Housing Subsidy($)	Health and Welfare Plans($)	Total($)
David H. Wang	2018	$10,667	$2,318	$12,985
	2017	11,463	2,603	14,066
Sotheara Cheav	2018	10,667	3,228	13,895
	2017	11,463	3,100	14,563
Jian Wang	2018	10,667	5,980	16,647
	2017	11,463	6,855	18,318

Narrative Explanation of the Summary Compensation Table
The compensation paid to our named executive officers consists of the following components:
•	base salary;
•	performance-based cash bonuses;
•	long-term incentive compensation in the form of stock options; and
•	benefits consisting principally of housing subsidies and health and welfare plan contributions.
Annual base salaries of our named executive officers in 2018 were as follows: David Wang, $189,373 (1,253,649 RMB); Sotheara Cheav, $139,824 (925,634 RMB); and Jian Wang, $140,059 (927,191 RMB). Annual base salaries of our named executive officers in 2017 were as follows: David Wang, $169,192 (1,156,260 RMB); Sotheara Cheav $123,345 (842,941 RMB); and Jian Wang, $122,008 (833,804 RMB).
We do not have any established policy with regard to cash incentive bonuses for our executive officers. The compensation committee may decide to pay cash incentive bonuses to compensate executive officers for the achievement of specific business objectives, profitability, and individual performance and objectives established by the compensation committee.
We offer stock options and restricted shares to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of Class A common stock at a price equal to the fair market value of the Class A common stock on the date of grant. Our stock options generally vest as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months, subject to accelerated vesting in full upon the occurrence of a defined change in control of our company.

Contents
Outstanding Equity Awards at December 31, 2018
The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2018:

	Option Awards
	Number of Securities Underlying Unexercised Options		Option
Name	Exercisable(#)	Unexercisable(#)	Exercise Price($)	Expiration Date
David H. Wang	300,000	—	$0.75	05/01/21
	366,667	33,333	1.50	05/01/25
	159,725	173,609	3.00	12/27/26
Sotheara Cheav	33,334	—	0.75	05/01/21
	30,552	2,782	1.50	05/01/25
	—	40,000	13.85	07/31/28
Jian Wang	30,552	2,782	1.50	05/01/25
	—	40,000	13.85	07/31/28
For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “—Severance Benefits” and “—Change in Control Benefits” below.
Payments Upon Termination or Change in Control
None of our named executive officers is party to a contract or other arrangement that provides for the acceleration of any benefits in the event of a change in control of the company or their termination, whether or not the termination occurs within a specified time period after the occurrence of a change in control. As a general practice, our option awards granted to employees, including our named executive officers, do not provide for acceleration upon a change in control or employee termination.
Section 162(m) Considerations
Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2018 and prior years, the board of directors and the compensation committee designed awards that were intended to qualify for this performance-based compensation exception. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the compensation committee structured in 2018 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the named executive officers, the compensation committee will design compensation programs that are intended to be in the best long-term interests of our company and stockholders, with deductibility of compensation being one of a variety of considerations taken into account. The compensation committee believes that all compensation paid to our named executive officers for fiscal year 2018 is properly deductible under Section 162(m), but no assurance can be made in this regard.

Contents
Equity Compensation Plan Information
The following table provides information as of December 31, 2018 with respect to shares of Class A common stock that may be issued under equity plans and standalone option grants:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1) (c)
Equity compensation plans approved by stockholders(2)	3,605,737	$3.59	1,048,769
Equity compensation plans not approved by stockholders(3)	1,524,314	1.24	—
Totals	5,130,051		1,048,769
(1)	Consists of shares of Class A common stock available at December 31, 2018 for awards under our 2016 Omnibus Incentive Plan. Excludes securities reflected in column (a).
(2)	Consists of awards issued or issuable under our 2016 Omnibus Incentive Plan and 1998 Stock Option Plan.
(3)	Consists of non-qualified stock option agreements granted between 2007 and 2015 outside of any equity incentive plan.

Contents
Proposal — Ratification of Appointment of Independent Auditor for 2019
Appointment of Independent Auditor by Audit Committee
The audit committee annually evaluates the performance of our independent auditor, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms.
This year the audit committee has approved the retention of BDO China Shu Lun Pan Certified Public Accountants LLP, or BDO, as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the year ending December 31, 2019. Factors considered by the audit committee in deciding whether to retain BDO included:
•	BDO’s global capabilities;
•	BDO’s technical expertise and knowledge of our global operations and industry;
•	the quality and candor of BDO’s communications with the audit committee and management;
•	the quality and efficiency of the services provided by BDO, including input from management on BDO’s performance;
•	BDO’s objectivity and professional skepticism;
•	external data on audit quality and performance, including recent PCAOB reports on BDO’and its peer firms;
•	BDO’s use of technology to aid in audit efficiency;
•	BDO’s independence, how effectively BDO demonstrated its independent judgment, and the controls and processes in place that help ensure BDO’s independence; and
•	the appropriateness of BDO’s fees.
Proposed Ratification of Independent Auditor
The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, the board of directors is submitting the appointment of BDO to our stockholders for ratification because we value the views of our stockholders.
The audit committee considers BDO to be well qualified. In the absence of contrary specification, the proxy holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of BDO, the audit committee will reconsider the appointment of BDO. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.
Representatives of BDO are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire.
The board of directors recommends a vote
FOR
the ratification of the appointment of BDO as our independent auditor for 2019.

Contents
Accounting Matters
Principal Independent Auditor Fees
The following table sets forth the aggregate fees billed to us by BDO for professional services rendered for the years ended December 31, 2018 and 2017:
	2018	2017
Audit Fees(1)	$ 156,389	$ 385,000
(1)
Includes services relating to the audit of the annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.

Audit Committee Pre-Approval Policies and Procedures
The audit committee has adopted a policy that requires the audit committee or a member of the audit committee to pre-approve all engagements with our independent auditor. These services include audit services, audit-related services and tax services. Each year, the audit committee must approve the independent auditor’s retention to audit our financial statements, subject to ratification by the stockholders. The audit committee also approves the estimated fees associated with the audit before the audit begins. The audit committee or a member of the audit committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries.
Report of Audit Committee
The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of Nasdaq and the rules and regulations of the SEC, as determined by the board. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of ACM Research, Inc., or ACM. The Audit Committee operates under a written charter approved by the board. A copy of the current charter is available at https://www.sec.gov/Archives/edgar/data/1680062/000119312517342650/d407541dex301.htm.
Management is responsible for ACM’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on ACM’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of ACM’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of ACM’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for ACM, and their functions are not intended to duplicate or certify the activities of ACM’s management or independent auditor.
Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and BDO Shu Lun Pan, LLC, or BDO, the independent auditor of ACM, to review and discuss the December 31, 2018 audited consolidated financial statements. Management represented that ACM had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with BDO the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

Contents
The Audit Committee received from BDO the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with BDO that firm’s independence. The Audit Committee also considered whether BDO’s provision of non-audit services and the audit and non-audit fees paid to BDO were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that BDO has the requisite independence.
Management completed the documentation, testing and evaluation of ACM’s system of internal control over financial reporting as of December 31, 2018 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and BDO at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing ACM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of ACM’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by BDO and also included in the Form 10-K. BDO’s report included in the Form 10-K related to its audit of ACM’s consolidated financial statements.
Based upon the Audit Committee’s discussions with management and BDO and the Audit Committee’s review of the information provided by, and the representations of, management and BDO, the Audit Committee recommended to the board that the audited consolidated financial statements as of and for the year ended December 31, 2018 be included in BDO’s Annual Report on Form 10-K for the year ended December 31, 2018. The Audit Committee selected BDO as ACM’s independent auditor for the fiscal year ending December 31, 2019, and recommended that the selection be submitted for ratification by the stockholders of ACM.
Audit Committee
Tracy Liu
Haiping Dun
Yinan Xiang

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Stockholder Proposals for 2020 Annual Meeting
In order for stockholder proposals for the 2020 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than January 1, 2020. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.
Our Bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2020 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, at our corporate headquarters, 42307 Osgood Road, Suite I, Fremont, California 94539, directed to the attention of our Corporate Secretary, no later than the close of business on March 8, 2020, nor earlier than the close of business on February 7, 2020. A copy of our Bylaws is available at sec.gov/Archives/edgar/data/1680062/000119312517342650/d407541dex302.htm.
Delivery of Documents to Security Holders Sharing an Address
SEC rules permit us to deliver one copy of the proxy materials to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the proxy materials was delivered may request a separate copy of the proxy materials, by (a) sending a letter to Shareholder Services at ACM Research, Inc., 42307 Osgood Road, Suite I, Fremont, California 94539, to the attention of our Corporate Secretary, or (b) sending us an email at investor.relations@acmrcsh.com. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the proxy materials may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.
Other Matters
We will pay all expenses of preparing, printing and mailing the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors.

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VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

ACM RESEARCH, INC. 42307 OSGOOD ROAD, SUITE I FREMONT, CA 94539
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 5, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ACMR2019

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 5, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E79347-P25340	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ACM RESEARCH, INC.
The Board of Directors recommends you vote FOR each of the following:
1.	Election of Directors		For	Against	Abstain
Nominees:
	1a.	David H. Wang	☐	☐	☐

	1b.	Haiping Dun	☐	☐	☐

	1c.	Chenming C. Hu	☐	☐	☐

	1d.	Tracy Liu	☐	☐	☐

	1e.	Yinan Xiang	☐	☐	☐

	1f.	Zhengfan Yang	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

2.	Ratification of appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as independent auditor for 2019.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Contents
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

ACM RESEARCH, INC.
Annual Meeting of Shareholders
June 6, 2019 11:00 A.M.
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) David H. Wang and Tracy Liu, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of ACM RESEARCH, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 A.M., Pacific Time on June 6, 2019, at the virtual-only meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side